SECURITIES AND EXCHANGE COMMISSION
                               Washington, DC 20549
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                                    FORM 8-K
                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 13, 2006

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

               Delaware                               000-30563
      (State or other jurisdiction           (Commission File Number)
         of  incorporation)


111 North Branch Street, Sellersville, Pennsylvania      18960
-----------------------------------------------------   --------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))
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




Item 3.02. Unregistered Sales of Equity Securities

      The following table sets forth the sales of unregistered securities since the Company's last report filed under this item.


                                                              Principal     Total Offering Price/
     Date           Title and Amount          Purchaser      Underwriter   Underwriting Discounts
     ----           ----------------          ---------      -----------   ----------------------
July 13, 2006  1,000,000 shares of common  Private investor       NA           $50,000/$5,000
               stock
July 13, 2006  1,000,000 shares of common  Private investor       NA           $50,000/$5,000
               stock
July 14, 2006  30,000 shares of common     Consultant             NA           $2,550/NA
               stocks

July 17, 2006  233,280 shares of common    Private investor       NA           $29,160/NA
               stock issued upon
               conversion of $29,160
               principal amount of a
               promissory note
July 20, 2006  1,000,000 shares of common  Private investor       NA           $50,000/$5,000
               stock


The issuances of common stock to consultants are viewed as exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), under section 4(2) thereof, as transactions not involving any public offering. The private placements of the Company's common stock to individual U.S. investors, and the offerings of notes, convertible notes and shares upon conversion of notes, to U.S. investors, are viewed as exempt under the provisions of Rule 506 of Regulation D under the Securities Act.




                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                Delta Mutual, Inc.


Date: July 25, 2006
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer